UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2014

On Assignment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20540	95-4023433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26745 Malibu Hills Road, Calabasas, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (818) 878-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 19, 2014, On Assignment, Inc. (the “Company”) filed a Current Report on Form 8-K (“8-K Report”) which included a press release furnished pursuant to Item 2.02 as Exhibit 99.1 announcing its financial results for the fourth quarter of 2013.  The Company has filed a corrected press release addressing a typographical error in the SG&A expense estimate under Financial Estimates for 2014 – Full Year 2014. A copy of the corrected press release is furnished pursuant to Item 2.02 of this Current Report on Form 8-K/A as Exhibit 99.1. The information in this report, including Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02:

99.1	Corrected Press release of On Assignment, Inc. dated February 19, 2014.

SIGNATURES

Pursuant to the requirements of the Exchange Act the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Assignment, Inc.

Date: February 19, 2014	/s/ Edward L. Pierce
Edward L. Pierce
Executive Vice President and Chief Financial Officer